UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-12337 (Commission File No.)	86-0418245 (IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 8, 2005, America West Holdings Corporation (“Holdings”) and its wholly-owned subsidiary, America West Airlines, Inc. (“AWA” and collectively with Holdings, the “Company”), announced via press release an update of its previously reported financial results for 2004 and restatements of Holdings’ consolidated balance sheet and consolidated statement of stockholders’ equity and comprehensive income and AWA’s balance sheet and statement of stockholders’ equity and comprehensive income, both as of and for the year ended December 31, 2003, and also Holdings’ and AWA’s 2004 and 2003 interim financial results. A copy of the Company’s press release is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     (a) On March 8, 2005, in connection with the preparation of the Company’s combined annual report on Form 10-K for the year ended December 31, 2004, management, in consultation with the members of the Audit Committee of the Holdings Board of Directors (the “Audit Committee”), concluded that it is necessary to correct AWA’s application of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”). Due to recent business and regulatory developments, the Company became aware that the documentation requirements to achieve hedge accounting under SFAS No. 133 were to be strictly applied, without regard for practical conventions or assumptions. Accordingly, management undertook a review of formal hedge documentation prepared and maintained by AWA. Based on this review, management concluded that AWA’s formal hedge documentation did not meet the requirements imposed by SFAS No. 133 under such strict interpretation and, therefore, AWA’s accounting for certain financial derivative instruments did not qualify for hedge accounting in accordance with SFAS No. 133. In addition, management also concluded that the accounting entries made at each quarter end needed to be corrected to properly reflect the fair value of open derivative instruments in the balance sheets and statements of stockholders equity and comprehensive income of Holdings and AWA. As a result, (a) Holdings and AWA have updated their previously reported financial results for 2004, (b) Holdings will restate its consolidated balance sheet and consolidated statement of stockholders’ equity and comprehensive income (loss) as of and for the year ended December 31, 2003, (c) AWA will restate its balance sheet and statement of stockholders’ equity and comprehensive income as of and for the year ended December 31, 2003, and (d) Holdings and AWA will restate their 2004 and 2003 interim financial results to recognize gains or losses on derivative instruments in net income (loss) during such periods. Readers should no longer rely on the Company’s previously filed interim and audited consolidated financial statements of Holdings or the interim and audited financial statements of AWA for the interim and annual periods from January 1, 2003 through September 30, 2004 described above, or the previously reported financial results for the year ended December 31, 2004.

     The decision to restate these financial statements was made by management after consultation with the members of the Audit Committee. Management also discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the Company’s independent auditors.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation
Dated: March 8, 2005	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: March 8, 2005	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 8, 2005.